UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 21, 2010

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-15687 (Commission File Number)	74-2849995 (IRS Employer Identification No.)

3201 Cherry Ridge, Building C, Suite 300 San Antonio, Texas (Address of Principal Executive Offices)	78230 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 21, 2010, ATSI Communications, Inc. (the “Company”) issued a news release regarding the approval by the Company's Board of Directors of the Company's rebranding initiative and corporate name change to Digerati Technologies, Inc.  The Company will solicit consents from its shareholders to approve an amendment to its Articles of Incorporation to reflect the new name on or about January 17, 2011.  A copy of this press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.  The following exhibit is filed with this document:

Exhibit No.	Description

99.1	News release dated December 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI Communications, Inc.

Date: December 23, 2010	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.
Sr. VP of Finance &
Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated December 21, 2010